Retirement Benefits Plan	12 Months Ended
Dec. 31, 2024
Employee benefits [Abstract]
Retirement Benefits Plan
29.
RETIREMENT BENEFITS PLAN

The employees employed by the PRC subsidiary are members of the state-managed retirement benefits scheme operated by the PRC government. The PRC subsidiary is required to contribute a certain percentage of their payroll to the retirement benefits schemes to fund the benefits. The only obligation of the Group with respect to the retirement benefits schemes is to make the required contributions under the scheme.

The Group maintains multiple qualified contributory saving plans as allowed under Section 401(k) of the Internal Revenue Code in the United States. These plans are defined contribution plans covering employees employed in the United States and provide for voluntary contributions by employees, subject to certain limits. The contributions are made by both the employees and the employer. The employees’ contributions are primarily based on specified dollar amounts or percentages of employee compensation.

The total cost charged to profit or loss of $0.7 million, $0.5 million and $0.3 million, respectively, represents contributions paid or payable to the above schemes by the Group for the years ended December 31, 2022, 2023 and 2024.

At the end of each reporting period, there were no forfeited contributions which arose upon employees leaving the schemes prior to their interests in the Group’s contribution becoming fully vested and which are available to reduce the contributions payable by the Group in future years.